UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 19, 2012 (December 13, 2012)

DAWSON GEOPHYSICAL COMPANY

(Exact name of Registrant as specified in its charter)

TEXAS	001-34404	75-0970548
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

508 W. WALL, SUITE 800 MIDLAND, TEXAS	79701
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (432) 684-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Change in Registrant’s Certifying Accountant.

On December 13, 2012, the Audit Committee of the Board of Directors (the “Audit Committee”) of Dawson Geophysical Company (the “Company”) approved the engagement of Ernst & Young LLP (“EY”) as the Company’s independent registered accounting firm for the year ending September 30, 2013, effective immediately. In connection with the selection of EY, also on December 13, 2012, the Audit Committee approved the dismissal of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm, effective immediately.

During the two fiscal years ended September 30, 2012 and 2011, and through December 13, 2012, the Company has not consulted with EY regarding (i) the application of accounting principles to any proposed transaction or the rendering of any audit opinion on the Company’s consolidated financial statements; or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as those terms are defined in Item 304(a)(1) of Regulation S–K.

The audit reports of KPMG (i) on the Company’s consolidated financial statements for the past two years ended September 30, 2012 and 2011 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles; and (ii) on the effectiveness of internal control over financial reporting as of September 30, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended September 30, 2012 and 2011 and through December 13, 2012, there were (i) no “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in its reports for such years; and (ii) no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided KPMG with a copy of the foregoing disclosures, and KPMG has furnished the Company with a letter addressed to the U.S. Securities and Exchange Commission stating that it agrees with the above statements concerning KPMG. A copy of such letter is attached as Exhibit 16.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated December 19, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY

Date: December 19, 2012	By:	/s/ Christina W. Hagan
Christina W. Hagan
Executive Vice President, Secretary and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated December 19, 2012.